UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005
                                                         -----------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                           0-25505                   52-2134774
-----------------------------     ------------------             ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                         20007
----------------------------------------                         -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement
                  ------------------------------------------

         On February 28, 2005 ProAssurance Corporation ("PRA") and NCRIC Group, Inc. ("NCRIC") entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for the merger of NCRIC into NCP Merger Corporation, a newly formed wholly owned subsidiary of PRA. Under the terms of the Merger Agreement each holder of common stock of NCRIC will have the right to receive
0.25 of a share of PRA's common stock for each share of NCRIC common stock. This exchange ratio is subject to adjustment in the event that the market price of PRA's stock prior to the closing either exceeds $44 or is less than $36 such that the exchange ratio would then be adjusted so that the value of PRA's stock to be issued for a NCRIC share would neither exceed $11 nor be less than $9, respectively.

         The transaction is subject to customary conditions, including the receipt of required regulatory approvals and approval by NCRIC stockholders. The transaction is expected to close early in the third quarter of 2005.

         The Merger Agreement, which is attached as an exhibit to PRA's Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 3, 2005, is incorporated herein by reference. A copy of the joint press release issued by NCRIC and PRA announcing the execution of the Merger Agreement is attached as Exhibit 99.1 to this report.


Item 2.02         Results of Operations and Financial Condition
                  ---------------------------------------------

         On February 28, 2005, NCRIC issued a press release relating to its earnings for the fourth quarter and year ended December 31, 2004. The press release is attached as Exhibit 99.2 to this report.

         Exhibit  99.2 shall not be deemed to be  "filed"  for the  purposes  of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)      Financial statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following exhibit is attached as part of this report:

         Exhibit 2.1 Agreement and Plan of Merger dated as of February 28, 2005 among ProAssurance Corporation, NCRIC Group, Inc. and NCP Merger Corporation (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to
                           Exhibit 2.1 to the Current Report on Form 8-K of ProAssurance Corporation (Commission File No. 001-16533), as filed with the Securities and Exchange Commission on March 3, 2005).

         Exhibit 99.1 Press Release of NCRIC Group, Inc. dated February 28, 2005 relating to the proposed merger.

         Exhibit 99.2 Press Release of NCRIC Group, Inc. dated February 28, 2005 relating to financial results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            NCRIC GROUP, INC.



DATE: March 3, 2005                     By: /s/ Rebecca B. Crunk
                                            ------------------------------------
                                            Rebecca B. Crunk
                                            Senior Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------

         Exhibit 2.1 Agreement and Plan of Merger dated as of February 28, 2005 among ProAssurance Corporation, NCRIC Group, Inc. and NCP Merger Corporation (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K) (incorporated by reference to
                           Exhibit 2.1 to the Current Report on Form 8-K of ProAssurance Corporation (Commission File No. 001-16533), as filed with the Securities and Exchange Commission on March 3, 2005).

         Exhibit 99.1 Press Release of NCRIC Group, Inc. dated February 28, 2005 relating to the proposed merger.

         Exhibit 99.2 Press Release of NCRIC Group, Inc. dated February 28, 2005 relating to financial results.